UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 3, 2005

HEARTLAND PAYMENT SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51265	22-3755714
(State or other jurisdiction of	(Commission File No)	(I.R.S. Employer
incorporation or organization)		Identification Number)

90 Nassau Street, Princeton, New Jersey 08542

(Address of principal executive offices) (Zip Code)

(609) 683-3831

(Registrant’s telephone number, including area code)

47 Hullfish Street, Suite 400, Princeton, New Jersey 08542

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.”

On November 3, 2005, Heartland Payment Systems, Inc., a Delaware corporation (the Company), issued a press release announcing its financial results for the third quarter ended September 30, 2005. The information contained in this report, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On November 3, 2005, the Company conducted a properly noticed conference call to discuss its results of operations for the third quarter ended September 30, 2005 and to answer any questions raised by the call’s audience. A copy of the transcript of such conference call is furnished as Exhibit 99.2 to this Form.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release of the Company dated November 3, 2005
99.2	Conference Call Transcript for the Third Quarter of 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 8, 2005

Heartland Payment System, Inc.
(Registrant)

By:	/s/ Robert H.B. Baldwin, Jr.
Robert H.B. Baldwin, Jr.
Chief Financial Officer